STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 1,267,315,757	$ 1,108,172,985
Employer contribution receivable	1,773,834	0
Notes receivable from participants	17,222,856	16,402,621
Net assets available for benefits	$ 1,286,312,447	$ 1,124,575,606